Exhibit 10.1

AMENDMENT NO. 4

TO VALUATION SERVICES AGREEMENT

This Amendment No. 4 (“Amendment”) dated as of August 29, 2024 is made between Nuveen Global Cities REIT, Inc. (“Client”) and SitusAMC Real Estate Valuation Services, LLC (“SitusAMC”) and amends that certain Valuation Services Agreement between Client and SitusAMC dated December 14, 2017 (“VSA”).

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein set forth and other good and valuable consideration, the receipt, and adequacy of which are hereby acknowledged, the Parties agree as follows:

A. Notwithstanding the expiration of the VSA by its terms, the VSA is reinstated in its entirety as of December 14, 2023 and shall continue in full force and effect in accordance with its terms.

B. The first sentence of Section 8 (Term of Agreement) of the VSA is hereby deleted and replaced with the following:

“This Agreement shall continue in force for a period of three years from the Effective Date (“Initial Term”) and will automatically renew annually thereafter.”

C. Unless expressly amended by the provisions of this Amendment, the terms of the VSA shall not be affected hereby. Capitalized terms not defined herein shall have the meaning ascribed to them in the VSA. This Amendment contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous understandings, agreements or representations, written or oral, relating to the subject matter hereof.

D. This Amendment may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the Parties have caused their names to be signed hereto by their respective officers, thereunto duly authorized, as of the date first set forth above.

Nuveen Global Cities REIT, Inc.

By:	/s/ Robert Redican
Name:	Robert Redican
Title:	CFO and Treasurer

SitusAMC Real Estate Valuation Services, LLC

By:	/s/ Dane Anderson
Name:	Dane Anderson
Title:	Managing Director

SitusAMC Legal Approval:	/s/ Gentian Mullaj